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                                                                     EXHIBIT 4.1



    COMMON STOCK                                        COMMON STOCK
PAR VALUE $.01 PER SHARE                          PAR VALUE $.01 PER SHARE


INCORPORATED UNDER THE LAWS
 OF THE STATE OF DELAWARE                    SEE REVERSE FOR CERTAIN DEFINITIONS

                                                      CUSIP 443208 10 3
CASTING A VISION
                           HOWMET INTERNATIONAL INC.

THIS CERTIFIES THAT






IS THE OWNER OF

           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                         PAR VALUE $.01 PER SHARE, OF

Howmet International Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, on surrender of this certificate properly endorsed.

  This certificate is not valid until countersigned and registered by the Transfer-Agent and Registrar.

  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                                                                    (SEAL)

COUNTERSIGNED AND REGISTERED:
        FIRST CHICAGO TRUST COMPANY OF NEW YORK



BY
   -------------------------------------------------
   TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE


   PRESIDENT AND                         SECRETARY
CHIEF EXECUTIVE OFFICER





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        The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each authorized class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common     UNIF GIFT MIN ACT-......Custodian.......
     TEN ENT - as tenants by the                          (Cust)         (Minor)
               entireties                          under Uniform Gifts to Minors
     JT TEN  - as joint tenants with               Act.............
               right of survivorship                     (State)
               and not as tenants in
               common

    Additional abbreviations may also be used though not in the above list.


For value received,                        hereby sell, assign and transfer unto
                   ------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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|                                    |
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------- shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ----------------------------------



                              --------------------------------------------------
                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.